FIRST AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment (this "First Amendment") to the Executive Employment Agreement dated as of June 30, 2018 (the "Employment Agreement") by and between Aquestive Therapeutics, Inc. (the "Company") and Keith J. Kendall (the "Executive") is made and entered into as of June 30, 2021 (the "Effective Date"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Employment Agreement. The Company and Executive are sometimes referred to herein collectively as the "Parties" and individually as a "Party".

WHEREAS, the Company and Executive wish to amend the Employment Agreement as set forth in this First Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties hereto, intending to be legally bound hereby, agree to amend the Employment Agreement as set forth in this First Amendment effective as of the Effective Date.

1. Amendment. The last two sentences in Section 7 of the Employment Agreement shall be deleted in their entirety and replaced with the following:

> "Prior to the end of the Employment Term, the Board (and/or the Compensation Committee) and Executive agree to discuss a provision to replace this Section 7, on terms and conditions mutually satisfactory to the Board and Executive, which takes into account the then current public market conditions. In the event that the Board and Executive mutually agree to a replacement of this Section 7, the parties shall set forth the terms and conditions of such modification in a written amendment to this Agreement."

2. No Further Amendment. Except as expressly set forth in this First Amendment, all other terms and provisions of the Employment Agreement shall remain in full force and effect without modification or change.

[Page Intentionally Ended Here. Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment to be effective as of the Effective Date.

AQUESTIVE THERAPEUTICS, INC.

By: ______________________

Santo J. Costa, Chairman of the Board of Directors of Aquestive Therapeutics, Inc.

EXECUTIVE

____

KEITH J. KENDALL